UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2003

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On November 3, 2003, j2 Global Communications, Inc. issued a press release reaffirming its Q4 2003 guidance, reporting its 2004 revenue and growth earning targets and clarifying its tax expectation. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

Exhibit Number	Description
99.1	Press Release issued November 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: November 4, 2003	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued November 3, 2003.

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